Investment Portfolio
(UNAUDITED) | 03.31.2024
CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS -96.6%	Shares	Value
Domestic - 85.2%
Aerospace & defense - 1.4%
Northrop Grumman Corp.	17,928	$8,581,416
Air freight & logistics - 1.6%
FedEx Corp.	34,491	9,993,422
Banks - 6.7%
JPMorgan Chase & Co.	113,826	22,799,348
The PNC Financial Services Group, Inc.	114,774	18,547,478
Beverages - 1.8%
PepsiCo, Inc.	61,717	10,801,092
Biotechnology - 2.6%
AbbVie, Inc.	86,327	15,720,147
Capital markets - 5.3%
BlackRock, Inc.	15,529	12,946,527
The Goldman Sachs Group, Inc.	46,962	19,615,558
Chemicals - 3.5%
Eastman Chemical Co.	101,455	10,167,820
PPG Industries, Inc.	80,412	11,651,699
Communications equipment - 2.7%
Motorola Solutions, Inc.	46,419	16,477,817
Consumer staples distribution & retail - 2.3%
Target Corp.	79,610	14,107,688
Electric utilities - 2.0%
NextEra Energy, Inc.	193,905	12,392,469
Electrical equipment - 1.8%
Emerson Electric Co.	96,855	10,985,294
Food products - 2.2%
Mondelez International, Inc., Class A	196,730	13,771,100
Ground transportation - 2.9%
Union Pacific Corp.	71,702	17,633,673
Health care equipment & supplies - 2.2%
Abbott Laboratories	117,719	13,379,942
Health care providers & services - 2.1%
UnitedHealth Group, Inc.	25,631	12,679,656
Hotels, restaurants & leisure - 2.4%
McDonald's Corp.	52,762	14,876,246
Household products - 2.3%
The Procter & Gamble Co.	86,197	13,985,463
Industrial conglomerates - 2.0%
Honeywell International, Inc.	59,070	12,124,117
Industrial real estate investment trusts (REITs) - 2.2%
Prologis, Inc.	106,051	13,809,961
Oil, gas & consumable fuels - 6.4%
Chevron Corp.	167,450	26,413,563
The Williams Cos, Inc.	332,197	12,945,717
Pharmaceuticals - 3.0%
Merck & Co., Inc.	140,463	18,534,093
Semiconductors & semiconductor equipment - 8.8%
Analog Devices, Inc.	73,673	14,571,783
Broadcom, Inc.	18,044	23,915,698
Texas Instruments, Inc.	89,444	15,582,039
Software - 6.9%
Microsoft Corp.	65,548	27,577,355
Oracle Corp.	117,823	14,799,747
Specialized real estate investment trusts (REITs) - 1.8%
Equinix, Inc.	13,147	10,850,614
Specialty retail - 5.5%
The Home Depot, Inc.	47,268	18,132,005
Tractor Supply Co.	58,930	15,423,159
Trading companies & distributors - 1.0%
Ferguson PLC	29,345	6,409,828
Wireless telecommunication services - 1.8%
T-Mobile US, Inc.	69,896	11,408,425
Total domestic common stocks (cost $316,954,705)		523,611,959
Foreign - 11.4%
Electrical equipment - 3.1%
Eaton Corp. PLC	61,198	19,135,391
Electronic equipment, instruments & components - 1.6%
TE Connectivity Ltd.	65,691	9,540,961
Health care equipment & supplies - 2.7%
Medtronic PLC	186,919	16,289,991
IT services - 1.8%
Accenture PLC., Class A	32,535	11,276,956
Pharmaceuticals - 2.2%
AstraZeneca PLC, Sponsored ADR	196,716	13,327,509
Total foreign common stocks (cost $48,295,695)		69,570,808
Total common stocks (cost $365,250,400)
Total investment portfolio (cost $365,250,400) - 96.6%		593,182,767
Other assets in excess of liabilities - 3.4%		21,157,280
Total net assets - 100.0%		$614,340,047

ADR - American Depositary Receipt

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.